UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 7, 2008

AboveNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23269	11-3168327
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

360 Hamilton Avenue
White Plains, New York	10601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (914) 421-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.      Unregistered Sale of Equity Securities

Pursuant to its bankruptcy plan of reorganization (the “Plan of Reorganization”), AboveNet, Inc. (the “Company”) issued warrants to purchase 709,449 shares of Company common stock (“Common Stock”) at an exercise price of $20 per share that expire on September 8, 2008 (the “Five Year Warrants”), and warrants to purchase 834,646 shares of Common Stock at an exercise price of $24 per share that expire on September 8, 2010 (the “Seven Year Warrants”).

Through August 7, 2008, the Company has issued an aggregate of 140,388 shares of Common Stock in connection with the exercise by the holders thereof of (i) Five Year Warrants to purchase an aggregate of 108,391 shares of Common Stock and (ii) Seven Year Warrants to purchase an aggregate of  31,997 shares of Common Stock.  The chart below shows the date of each sale.  The issuances of these shares were exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 1145(a) of the U.S. Bankruptcy Code, in accordance with the order of the bankruptcy court confirming the Plan of Reorganization.   All of the forgoing warrant exercises were for cash resulting in aggregate proceeds to the Company of $2,935,748.

	Shares issued upon Exercise of
Transaction Date	Five Year Warrants	Seven Year Warrants

4/1/2004	154	182
4/5/2004	1,729	2,034
10/12/2004	4	5
11/19/2004	993	—
1/18/2005	101	—
4/13/2005	217	—
4/29/2005	467	162
5/5/2005	143	—
6/16/2005	139	—
2/13/2006	1,176	1,384
5/11/2006	500	1,500
6/21/2006	364	240
11/8/2006	574	962
11/14/2006	151	63
12/19/2006	—	31
2/21/2007	876	—
3/23/2007	21	182
4/4/2007	1,000	—
4/9/2007	7,300	—
4/13/2007	11	13
4/23/2007	91	5
4/26/2007	—	22
5/31/2007	16	—
6/13/2007	—	17
6/14/2007	8	—
7/2/2007	58	69
7/20/2007	225	—
7/23/2007	208	—
7/30/2007	194	228
8/3/2007	108	699
8/9/2007	534	—
8/20/2007	361	—
9/13/2007	12	15
9/17/2007	28	273
9/19/2007	226	579
9/20/2007	194	267
9/25/2007	109	98

9/27/2007	—	21
10/2/2007	1,096	1,256
10/3/2007	4,790	5,634
10/16/2007	44	52
10/19/2007	27	32
10/22/2007	120	492
11/2/2007	20	25
11/5/2007	200	112
11/9/2007	67	79
11/14/2007	—	55
12/11/2007	1,206	1,419
12/14/2007	7,257	10,890
1/8/2008	4	342
2/12/2008	643	258
3/5/2008	8	10
3/6/2008	3	4
3/12/2008	108	—
3/20/2008	5	6
5/7/2008	111	—
5/8/2008	1,301	—
5/12/2008	166	—
5/21/2008	28	—
6/3/2008	—	196
6/19/2008	—	114
6/30/2008	3	1,912
7/03/2008	29	45
7/07/2008	500	—
7/14/2008	2,135	—
7/23/2008	828	—
7/30/2008	10	13
8/04/2008	69,390	—
Total	108,391	31,997

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 12, 2008
ABOVENET, INC.

	By:	/s/ Robert Sokota
Robert Sokota
Senior Vice President and General Counsel